                                                                   EXHIBIT 10.43

                             FIRST AMENDMENT TO THE
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

              This FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 17th, 1997 (the "Amendment") is to the First Amended and Restated Credit Agreement dated as of November 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Restated Credit Agreement") among SERV-TECH, INC., a Texas corporation (the "Company"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually as a Bank ("TCB"), as the Issuing Bank, and as agent for the other Banks (in such capacity together with any other Person who becomes the agent the "Agent"). The Other Senior Lenders join in this Amendment for the limited purposes hereinbelow stated.

              WHEREAS, the Company, the Guarantors, the Agent and the Banks were parties to that one certain Credit Agreement dated May 15, 1995 (as amended and modified from time to time, the "Prior Credit Agreement") pursuant to which the Banks extended up to a $35,000,000.00 revolving credit to the Company and the Guarantors guaranteed same (the "Prior Indebtedness"); and

              WHEREAS, the Banks provided the Company with a new credit facility under the Restated Credit Agreement, pursuant to which the Banks committed to make a reducing revolving credit loan of up to $23,500,000.00 to the Company to refinance the Prior Indebtedness, to finance permitted capital expenditures, to provide for the issuance of Letters of Credit by the Issuing Bank, and for use as working capital. The Company also asked the Banks to waive certain defaults under the Prior Credit Agreement, including defaults occasioned by the Company's default under documentation with the Other Senior Lenders (as therein defined), and to consent to the modification of such documentation in a manner consistent therewith. In connection therewith, the Banks agreed to restate the Prior Credit Agreement and the Agent agreed to serve as Agent for the Banks; and

              WHEREAS, simultaneously with the execution of the Restated Credit Agreement, the Banks and the Other Senior Lenders executed the Intercreditor Agreement; and

              WHEREAS, the Company asked the Banks to waive certain financial covenants and restrictions contained in the Restated Credit Agreement, and the Banks have done so by Waiver to First Amended and Restated Credit Agreement dated February 28, 1997; and

              WHEREAS, the Company has now asked the Banks to amend certain other provisions of the Restated Credit Agreement and to extend additional credit to the Company and the Banks and are willing to do so subject to the terms and conditions set forth herein.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the Company, the Agent and the Banks agree as follows:

              1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Restated Credit Agreement.

              2.     Amendment.   The Restated Credit Agreement is hereby
amended as follows:

              (a) The definition of Commitment in the Restated Credit Agreement is hereby deleted and the following substituted therefor:

                     " 'Commitment' and 'Commitments' means the several
              obligations of the Banks to enter into and perform this Agreement, to make available the Loans and to issue the Letters of Credit to the Company in the amounts shown on the signature page of each Bank hereto or on the signature page of any amendment to this Amendment or any Assignment and Acceptance, whichever is the latest with respect to such Bank, and all other duties and obligations of the Banks hereunder, which Commitment shall (i) until April 30, 1997 include a Supplemental Commitment of $7,000,000.00 and a total Commitment for all Banks of $26,500,000.00, and, thereafter (ii) until June 30, 1997 shall include a Supplemental Commitment of $4,000,000.00 and shall total $23,500,000.00 for all Banks and (iii) after June 30, 1997, shall not include any Supplemental Commitment and shall total $19,500,000.00 for all Banks, except as otherwise provided herein in Sections 2.01(b), 2.07(c) or elsewhere."

              (b) The definition of Supplemental Commitment in the Restated Credit Agreement is hereby deleted and the following substituted therefor:

                     " 'Supplemental Commitment' means the $7,000,000.00 of
              additional funds available over and above the basic Commitment of $19,500,000.00, which Supplemental Commitment shall be available only until April 30, 1997, and the $4,000,000.00 of additional funds available thereafter only until June 30, 1997, which Supplemental Commitment shall, while existent, unless otherwise specified, be considered a part of the Commitment."

              (c) Section 2.07(b) of the Restated Credit Agreement is hereby deleted and the following substituted therefor:

                     "(b)   The Company shall repay any outstanding portion of
              the Supplemental Commitment in excess of $4,000,000.00 by the amount of such excess, on or before April 30, 1997, and shall repay the remaining outstanding portion of the Supplemental Commitment on or before June 30, 1997, on which date such Supplemental Commitment shall terminate."

              3. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Agent of: (a) counterparts of this Amendment, duly executed and delivered by an authorized officer of the Company, the Guarantors, the Banks, the Agent and each of the Other Senior Lenders, and (b) an Amendment fee, for the benefit of the Banks, pro-rata, equal to .75% of the increased amount of the Supplement Commitment, or $22,500.00.

              4. Representations and Warranties. The Company hereby confirms that the representations and warranties contained in the Restated Credit Agreement are true and correct as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date.

              5. Continuing Effect of the Restated Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Company, any Subsidiary or the Guarantors that would require a waiver or consent of the Banks or of the Agent or an amendment or modification to any term of the Restated Credit Agreement except as expressly stated herein.
Except as expressly modified hereby, the provisions of the Restated Credit Agreement are and shall remain in full force and effect.

              6. Guarantor Ratification. The Guarantors execute this Amendment to guaranty the Loans and the Obligations, as amended hereby, to ratify and confirm the Guaranty, the effectiveness thereof and the liability of each of them thereunder and to state that the Guaranty is in full force and effect notwithstanding the execution hereof and that the Guaranty extends to all of the Obligations, including the amended Supplemental Commitment.

              7. Other Senior Lenders Ratification. The Other Senior Lenders each execute this Amendment, in accordance with the provisions of
Section 3.2 of the Intercreditor Agreement, solely for the purpose of acknowledging the terms hereof, agreeing to the increase in the Supplemental Commitment described herein, agreeing that such increased Indebtedness of the Company to the Banks shall be entitled to the same priority as the Supplemental Commitment was previously, and that this Amendment does not create any default, nor have any of said parties declared any default, under any documentation existing between the applicable Other Senior Lender and the Company.

              8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

              9. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

              10. Percentage of Commitment. As of the date of this Amendment, TCB's percentage share of the Commitment is 71.5% and Bank One's percentage share is 28.5%.

              11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



                            BORROWER/DEBTOR:

                                   SERV-TECH, INC.


                                   By:      /s/ DAVID P. TUSA
                                           -------------------------------
                                                   David P. Tusa
                                              Senior Vice President of
                                             Finance and Administration

                            DEBTORS/SUBSIDIARIES:

                                   ADVANCED REFRACTORY SERVICES, INC.
                                   AMERICAN MECHANICAL SERVICES, INC.
                                   CASTING CONCEPTS, INC.
                                   CON-SEAL, INC.
                                   DM ACQUISITION CORPORATION
                                   ENTERPRISE SERVICE CORPORATION
                                   F. C. SCHAFFER & ASSOCIATES, INC.
                                   HARTNEY CORPORATION
                                   HARTNEY INDUSTRIAL SERVICES CORPORATION
                                   HILL TECHNICAL SERVICES, INC.
                                   MAC-TECH, INC.
                                   ST PIPING, INC.
                                   TOTAL REFRACTORY SYSTEMS, INC.
                                   TURNAROUND MAINTENANCE, INC.
                                   UNITED INDUSTRIAL MATERIALS, INC.


                                   By:  /s/ DAVID P. TUSA
                                        ----------------------------------
                                                David P. Tusa
                                                Vice President


                                   SECO INDUSTRIES, INC.
                                   SERV-TECH ENGINEERS, INC.
                                   SERV-TECH EPC, INC.


                                   By:  /s/ DAVID P. TUSA
                                        ----------------------------------
                                                  David P. Tusa
                                             Senior Vice President of
                                            Finance and Administration

                                   PRS HOLDINGS, INC.


                                   By:  /s/ DAVID P. TUSA
                                        ----------------------------------
                                                  David P. Tusa
                                             Senior Vice President



                                   DELTA MAINTENANCE, INC.
                                   PETRO RECOVERY SYSTEMS, INC.
                                   SERV-TECH CONSTRUCTION AND MAINTENANCE,
                                   INC. (Formerly Serv Tech EPC -Houston, Inc.)
                                   SERV-TECH INTERNATIONAL SALES, INC.
                                   SERV-TECH OF NEW MEXICO, INC.
                                   SERV-TECH SERVICES, INC.
                                   TERMINAL TECHNOLOGIES, INC.
                                   TIPCO ACQUISITION CORP.

                                   By:  /s/ DAVID P. TUSA
                                        -------------------------------------
                                                David P. Tusa
                                                  President

                            AGENT/SECURED PARTY:


AMOUNT OF COMMITMENT               TEXAS COMMERCE BANK NATIONAL
--------------------               ASSOCIATION, as Agent and Individually,
                                   as a Bank
$18,947,500.00*




                                   By:     /s/ JAMES W. SHREVE
                                           ------------------------------
                                           James W. Shreve
                                           Vice President



                            BANKS:

AMOUNT OF COMMITMENT               BANK ONE, TEXAS, N.A.
--------------------

$7,552,500.00*

                                   By:     /s/ JOHN E. ELAM, JR.
                                           ------------------------------
                                           John E. Elam, Jr.
                                           Vice President





* Includes pro rata share of up to $7,000,000.00 Supplemental Commitment to be reduced as hereinabove stated.

                                   OTHER SENIOR LENDERS:

                                        ABN AMRO BANK N.V.,
                                        HOUSTON AGENCY


                                        By: /s/ C.W. RANDALL
                                           -------------------------------------
                                        Name:   C.W. Randall
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------


                                        By: /s/ MICHAEL N. OAK
                                           -------------------------------------
                                        Name:   Michael N. Oak
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------



                                        PRINCIPAL MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/ JOHN D. CLEAVENGER
                                           -------------------------------------
                                        Name:   John D. Cleavenger
                                             -----------------------------------
                                        Title:  Counsel
                                              ----------------------------------


                                        By: /s/ SARAH J. PITTS
                                           -------------------------------------
                                        Name:   Sarah J. Pitts
                                             -----------------------------------
                                        Title:  Counsel
                                              ----------------------------------


                                        TMG LIFE INSURANCE COMPANY


                                        By: /s/ ROBERT R. LAPOINTE
                                           -------------------------------------
                                        Name:   Robert R. Lapointe
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                        By: /s/ MICHAEL J. STEPPE
                                           -------------------------------------
                                        Name:   Michael J. Steppe
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                        BERKSHIRE LIFE INSURANCE
                                        COMPANY


                                        By: /s/ ELLEN I. WHITTAKER
                                           -------------------------------------
                                        Name:   Ellen I. Whittaker
                                             -----------------------------------
                                        Title:  Investment Officer
                                              ----------------------------------



                                        THE SECURITY MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/ KEVIN W. HAMMOND
                                           -------------------------------------
                                        Name:   Kevin W. Hammond
                                             -----------------------------------
                                        Title:  Chief Investment Officer
                                              ----------------------------------